Exhibit 10.5

AMENDMENT NO. 3

TO

AMENDED AND RESTATED

STOCK AND MEMBERSHIP INTEREST PURCHASE AGREEMENT

This AMENDMENT NO. 3 TO AMENDED AND RESTATED STOCK AND MEMBERSHIP INTEREST PURCHASE AGREEMENT, dated April 2, 2025 (this “Amendment”), is entered into by and among 1847 CMD INC., a Delaware corporation, Christopher M. Day, and The CD Trust, dated October 18, 2021 (the “Trust”).

BACKGROUND

The Buyer and the Seller previously entered into that certain Amended and Restated Stock and Membership Interest Purchase Agreement dated as of December 5, 2024, as amended by (i) Amendment No. 1 to Amended and Restated Stock and Membership Interest Purchase Agreement, dated December 13, 2024, and (ii) Amendment No. 2 to Amended and Restated Stock and Membership Interest Purchase Agreement, dated December 16, 2024 (as amended, the “Purchase Agreement”).

The parties to the Purchase Agreement desire to amend the Purchase Agreement as set forth herein.

Pursuant to Section 8.3 of the Purchase Agreement, the Purchase Agreement may be amended by an instrument in writing signed on behalf of the parties thereto.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the recipient and sufficiency of which is hereby acknowledged, the parties hereto agree to the following:

1. Definitions. All capitalized terms used herein without definition shall have the meanings ascribed to them in the Purchase Agreement unless amended herein.

2. Amendments and Waivers. Notwithstanding any provisions in the Purchase Agreement to the contrary, the parties (i) hereby agree that no adjustments to the Purchase Price shall be made as a result of Sections 2.3(a) or 2.3(b) of the Purchase Agreement, (ii) hereby waive Section 2.3(a) of the Purchase Agreement (Working Capital Adjustment) and Section 2.3(b) of the Purchase Agreement (Target Working Capital Adjustment) and (iii) hereby agree that such Sections 2.3(a) and 2.3(b) of the Purchase Agreement shall be of no further force and effect. For purposes of clarity, as a result of this Amendment, there shall be no adjustment to the Purchase Price pursuant to Sections 2.3(a) or 2.3(b) of the Purchase Agreement, and no issuance to the Seller of a Working Capital Note. In addition, the Parties agree that the Seller will not be in breach of Section 4.5 of the Purchase Agreement (Financial Statements) with respect to line items that are included in the Net Working Capital calculation.

3. Effect of Amendment. Except as expressly provided in this Amendment, all of the terms and provisions of the Purchase Agreement are and shall continue in full force and effect including, but not limited to, Article IX (Indemnification), and the Purchase Agreement, as amended by this Amendment, shall constitute the entire agreement between the parties with respect to the subject matter hereof. On and after the date hereof, each reference in the Purchase Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Stock and Membership Interest Purchase Agreement in any other agreements, documents, or instruments executed and delivered pursuant to, or in connection with, the Purchase Agreement, will mean and be a reference to the Purchase Agreement as amended by this Amendment.

4. Counterparts. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

5. Governing Law. This Amendment will be governed by, and construed and enforced in accordance with, the Laws of the State of Nevada, without giving effect to any choice of Law or conflict of Law provision or rule that would cause the application of the Laws of any jurisdiction other than the State of Nevada.

6. Consent to Jurisdiction / WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF NEVADA, COUNTY OF CLARK, AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AMENDMENT, THE ACQUISITION OR THE OTHER TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT MAY BE LITIGATED IN SUCH COURTS. EACH OF THE PARTIES HERETO ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL AND NONAPPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AMENDMENT, THE ACQUISITION OR THE OTHER TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT. EACH PARTY HERETO SHALL AND HEREBY DOES WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AMENDMENT, OR FOR THE ENFORCEMENT OF ANY REMEDY UNDER ANY STATUTE, EMERGENCY OR OTHERWISE.

[Signature Page Follows]

IN WITNESS WHEREOF the parties hereto have executed this Amendment to be duly executed as of the date first written above.

BUYER:

1847 CMD Inc.

By:	/s/ Ellery W. Roberts
Name:	Ellery W. Roberts
Title:	Executive Chairman

SELLER:

By:	/s/ Christopher M. Day
Name:	Christopher M. Day

The CD Trust, dated October 18, 2021

By:	/s/ Christopher M. Day
Name:	Christopher M. Day
Title:	Trustee

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